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                                                                     EXHIBIT 4.1


         COMMON                                                 COMMON
                                   [eFUNDS LOGO]
-------------------------                             -------------------------
         SHARES                                                 SHARES

-------------------------                             -------------------------
   INCORPORATED IN THE
    STATE OF DELAWARE                                      CUSIP 28224R 10 1
PAR VALUE $0.01 PER SHARE                                   SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

This Certifies that

is the owner of


FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.01 PER SHARE
OF

                               eFunds Corporation

transferable on the books of said Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. In Witness Whereof, the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED:


            /s/ John LeFeure                     /s/ John Blanchard III

               SECRETARY                             CHAIRMAN AND CEO



COUNTERSIGNED AND REGISTERED:

          EQUISERVE TRUST COMPANY, N.A.
                                             TRANSFER AGENT
                                              AND REGISTRAR
BY
           [SIGNATURE APPEARS HERE]

                                       AUTHORIZED SIGNATURE


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This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between eFunds Corporation and the Rights Agent (named in the Rights Agreement) or any successor (as amended from time to time the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of eFunds Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. eFunds Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Associate or Affiliate thereof (as defined in the Rights
Agreement), or certain transferees of such Person, may become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties
  JTTEN - as joint tenants with right of
          survivorship and not as tenants
          in common


UNIF GIFT MIN ACT-........Custodian (until age.....)
                   (Cust)
                  ..............under Uniform Gifts
                     (Minor)
                  to Minors Act....................
                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIALSECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________

                                   ___________________________________________


                                   X _________________________________________


                                   X _________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS
                                     WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.